________________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ___________________________________

                                    FORM 8-K
                         ______________________________

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005
                     ______________________________________

                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     ______________________________________

         Missouri                        0-12619                43-0985160
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

           15 Compound Drive, Hutchinson, KS                       67502
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

     (b)  On March 18, 2005, the Executive Vice President - Operations of
Collins Industries, Inc. (the "Company"), Terry L. Clark, retired, effective immediately. On March 18, 2005, the Chief Financial Officer of the Company,
Larry W. Sayre, retired, effective immediately. The Company has instituted a search to identify candidates for the positions of Executive Vice President -
Operations and Chief Financial Officer.

     (c)  In the interim, the Board of Directors of the Company has appointed
Donald Lynn Collins, President, Chief Executive Officer and a Director of the
Company to assume the role of acting principal financial and accounting officer and to assume the role of principal operating officer. Mr. Collins, 52, joined the Company in 1980 after being associated with Arthur Andersen LLP, an international accounting firm. Mr. Collins has served as Chief Executive Officer of the Company since 1998, as President since 1990 and as a director since 1983.
He served as the Chief Operating Officer from 1988 until 1998. He is Chairman of the Board's Executive Committee and a member of the Board's Policy Committee. He is the son of Don L. Collins, founder of the Company and Chairman of the Board.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date:  March 21, 2005
                                       By:      /s/ Donald Lynn Collins
                                          --------------------------------------
                                       Name:    Donald Lynn Collins
                                       Title:   President and Chief Executive
                                                Officer

                                       3